SUMMARY PROSPECTUS
JOHNSON INTERNATIONAL FUND
Fund Ticker: JINTX
May 1, 2024

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Johnson Mutual Funds Trust
www.johnsonmutualfunds.com

TICKER: JINTX
INVESTMENT OBJECTIVE
Long term capital growth.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Shareholder Servicing Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.00%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
1 Year	3 Years	5 Years	10 Years
$103	$320	$555	$1,229
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8.31% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests primarily in equity securities (common and preferred stocks) of foreign companies (including emerging market securities) that the Adviser believes offer opportunities for capital growth. The Adviser seeks to find foreign and emerging market companies offering a combination of strong growth, attractive valuation and improving profitability. The Adviser looks for companies with quality characteristics such as strong management, healthy balance sheets, sustainable competitive advantages, and positive growth criteria such as increasing revenues, cash flow and earnings. The Adviser expects to invest primarily in foreign companies whose equity securities are traded on U.S. stock exchanges or whose securities are available through the use of American Depositary Receipts (ADRs). The fund may also invest in exchange-traded funds (ETFs) that invest primarily in foreign and emerging market equity securities. The fund considers emerging market countries to be those found in the MSCI Emerging Markets Index. The fund may sell a security if the security reaches the Adviser’s valuation target, if the Adviser believes the company’s fundamentals have changed, or if the company is not performing as expected.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Company Risk — The fund value may decrease in response to the activities and financial prospects of an individual company.
Emerging Market Country Risk — The frisk associated with investment in foreign securities is heightened in connection with investments in securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries and may be subject to greater social, economic, an political uncertainty and instability.
Foreign Investing Risk — There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies

JOHNSON INTERNATIONAL FUND | SUMMARY PROSPECTUS | MAY 1, 2024

generally are not subject to the accounting, auditing, and financial reporting standards and practices comparable to those in the U.S.
Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your fund investment.
Preferred Stock Risk — Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights, and the Adviser may incorrectly analyze the security, resulting in a loss to the fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the fund.
Risks of Exchange Traded Funds (“ETF”) — Investment in an ETF carries security specific risk and market risk. The performance of an ETF may not completely replicate the performance of its underlying index. ETF shares may trade at a premium or discount to their NAV. The fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the fund, many of which may be duplicative. The cost of investing in the fund will generally be higher than the cost of investing directly in ETFs.
Small and Medium Sized Company Risk — In addition, the stocks of small and medium sized companies are subject to certain risks, including:
♦
possible dependence on a limited product line, limited financial resources or a limited management group.

♦
less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the fund to buy or sell the stocks.

♦
greater fluctuation in value than larger, more established company stocks.

Unsponsored ADR Risk — The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Volatility Risk — Common stocks tend to be more volatile than other investment choices.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

JOHNSON INTERNATIONAL FUND | SUMMARY PROSPECTUS | MAY 1, 2024

Best Quarter: 4Q2020, 21.39% Worst Quarter: 1Q2020, -26.93%
Average Annual Total Returns as of December 31, 2023
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
	Inception Date	One Year	Five Year	Ten Year
Before taxes	12/8/2008	20.03%	7.87%	4.21%
After Taxes on Distributions		19.79%	7.20%	3.49%
After Taxes on Distributions and Sale of Fund Shares		12.62%	5.96%	3.03%
MSCI ACWI ex USA Index		15.62%	7.08%	3.83%
The fund’s broad-based securities market index is the MSCI ACWI ex USA Index, which measures the performance of large- and mid-cap stocks in developing (excluding U.S.) and emerging markets. This index represents an index of non-U.S. securities that reflect the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
Investment Adviser
Johnson Investment Counsel, Inc.
Portfolio Managers
The fund is managed by a team of portfolio managers. Brian Kute, CFA, has been the management team leader since the fund’s inception.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment:
$2,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, OH 45246-0707. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.